                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/
Check the appropriate box:

/_/ Preliminary Proxy Statement              /_/ Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/_/   Definitive Additional Materials
/_/   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Enzo Biochem, Inc.
                (Name of Registrant as Specified in Its Charter)

                    -----------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)      Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------

      (2)      Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------

      (4)      Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

      (5)      Total fee paid:
------------------------------------------------------------------------------

      / /      Fee paid previously with preliminary materials:
------------------------------------------------------------------------------

      / /      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount previously paid:
------------------------------------------------------------------------------

      (2)      Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------

      (3)      Filing Party:
------------------------------------------------------------------------------

      (4)      Date Filed:
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

                               ENZO BIOCHEM, INC.
                             60 Executive Boulevard
                           Farmingdale, New York 11735
                                 (631) 755-5500

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, JANUARY 23, 2002

To the Shareholders of Enzo Biochem, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Enzo Biochem, Inc., a New York corporation (the "Company"), will be held at The Yale Club of New York, 50 Vanderbilt Avenue, Grand Ballroom, 20th Floor, New York, New York, on Wednesday, January 23, 2002, 9:00 a.m. local time (the "Annual Meeting"), for the following purposes:

1. To elect Barry W. Weiner and John J. Delucca as Class II Directors for a term of three (3) years or until their respective successors are elected and qualified;

2. To approve an amendment to the Company's 1999 Stock Option Plan increasing the number of options available for grant by 1,000,000, from 997,500 to 1,997,500 options, and the number shares of common stock, $.01 par value per share (the "Common Stock"), of the Company reserved for issuance thereunder by 1,000,000, from 997,500 to 1,997,500 shares of Common Stock;

3. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the Company's fiscal year ending July 31, 2002; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on Monday, November 26, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

         All shareholders are cordially invited to attend the Annual Meeting. Please note that you will be asked to present valid picture identification, such as a driver's license or passport, in order to attend the Annual Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual Meeting.

         Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting of Shareholders. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Enzo Biochem, Inc., 60 Executive Boulevard, Farmingdale, New York 11735, Attention: Shahram K. Rabbani, Secretary. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                            By Order of the Board of Directors,

                                            Shahram K. Rabbani, Secretary
Farmingdale, New York
November 28, 2001

                               ENZO BIOCHEM, INC.
                             60 Executive Boulevard
                           Farmingdale, New York 11735
                                 (631) 755-5500
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON WEDNESDAY, JANUARY 23, 2002

         This Proxy Statement is furnished in connection with the solicitation, by the Board of Directors of Enzo Biochem, Inc., a New York corporation (the "Company"), of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at The Yale Club of New York, 50 Vanderbilt Avenue, Grand Ballroom, 20th Floor, New York, New York, on Wednesday, January 23, 2002 at 9:00 a.m. local time (the "Annual Meeting"), and for any adjournment or adjournments thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the shareholders appointing them. In the absence of such directions, such shares will be voted FOR Proposals 1, 2 and 3 listed below and, in their best judgment, will be voted on any other matters as may come before the Annual Meeting. Any shareholder giving a proxy has the power to revoke the same at any time before it is voted by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Enzo Biochem, Inc., 60 Executive Boulevard, Farmingdale, New York 11735, Attn.: Shahram K. Rabbani, Secretary. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

         The principal executive offices of the Company are located at 60 Executive Boulevard, Farmingdale, New York 11735. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's shareholders is Wednesday, November 28, 2001.

                                VOTING SECURITIES

         Only holders of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company of record as of the close of business on Monday, November 26, 2001 are entitled to vote at the Annual Meeting (the "Record Date"). On the Record Date there were issued and outstanding 27,065,910 shares of Common Stock. Each outstanding share of Common Stock is entitled to one (1) vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock as of the Record Date shall constitute a quorum.

         The election of a nominee for director requires a plurality (i.e., an excess of votes over those cast for an opposing candidate) in the event that more than one candidate is running for a vacancy. An affirmative vote of the majority of the votes cast is required for approval of Proposal 2 and 3 and all other matters submitted to the shareholders at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate and will have no effect on the outcome of the vote. A broker non-vote occurs when a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular proposal. Proxy ballots are received and tabulated by the Company's transfer agent and certified by the inspector of election.

            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock of the Company, the executive officers named under "Executive Compensation of Directors and Executive Officers," all directors, and all directors and executive officers of the Company as a group based upon the number of outstanding shares of Common Stock as of the close of business on the Record Date. Except as otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares shown.



Name and Address of                      Amount and Nature of         Percent
Beneficial Owner                       Beneficial Ownership (1)     of Class (2)
----------------                       ------------------------     ------------

Elazar Rabbani, Ph.D.                       1,805,021(3)                6.56%

Shahram K. Rabbani                          1,807,412(4)                6.57%

Barry W. Weiner                             1,045,159(5)                3.81%

J. Morton Davis                             1,869,450(6)                6.91%

John B. Sias                                  148,223(7)                  *

John J. Delucca                                25,331(8)                  *

Dean Engelhardt, Ph.D.                        211,192(9)                  *

Irwin C. Gerson                                     0(10)                 *

Norman E. Kelker, Ph.D.                       127,070(11)                 *


All directors and executive officers
as a group (11 persons) (12)                5,403,440(13)              18.91%

--------------
* Less than 1%.

(1) Except as otherwise noted, all shares of Common Stock are beneficially owned and the sole investment and voting power is held by the persons named, and such persons' address is c/o Enzo Biochem, Inc., 60 Executive Boulevard, Farmingdale, New York 11735.

(2) Based upon 27,065,910 shares of Common Stock of the Company outstanding as of the close of business on the Record Date.

(3) Includes (i) 441,603 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof,
         (ii) 3,147 shares of Common Stock held in the name of Dr. Rabbani as custodian for certain of his children and (iii) 1,873 shares of Common Stock held in the name of Dr. Rabbani's wife as custodian for certain of their children. Does not include 119,625 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(4) Includes (i) 441,603 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof,
         (ii) 817 shares of Common Stock held in the name of Mr. Rabbani's son and (iii) 1,516 shares of Common Stock that Mr. Rabbani holds as custodian for certain of his nephews. Does not include 119,625 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(5) Includes (i) 366,207 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof and (ii) 3,147 shares of Common Stock which Mr. Weiner holds as custodian for certain of his children. Does not include 119,625 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(6) Mr. Davis' address is c/o D.H. Blair Investment Banking Corp., 44 Wall Street, New York, New York 10005. Includes (i) 1,296,295 shares of Common Stock owned by D.H. Blair Investment Banking Corp. of which Mr. Davis is the Chairman of the Board of Directors and sole shareholder and (ii) 573,155 shares of Common Stock owned by Engex, Inc., a close-end registered investment company of which Mr. Davis is the Chairman of the Board of Directors.

(7) Includes 69,631 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof. Does not include 11,813 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(8) Includes 25,331 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof. Does not include 11,813 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(9) Includes 48,722 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof. Does not include 12,875 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(10) Does not include 15,000 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(11) Includes 15,528 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof. Does not include 9,200 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days from the date hereof.

(12) The total number of directors and executive officers includes three (3) executive officers who were not named under "Executive Compensation of Directors and Executive Officers."

(13) Includes 1,508,808 shares of Common Stock issuable upon the exercise of options which are exercisable within 60 days from the date hereof. Does not include 443,405 shares of Common Stock issuable upon the exercise of options held by such individuals which are not exercisable within 60 days from the date hereof.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company has three (3) staggered classes of Directors, each of which serves for a term of three (3) years. At the Annual Meeting, the Company's Class II Directors will be elected to hold office for a term of three (3) years or until their respective successors are elected and qualified. Unless otherwise instructed, the accompanying form of proxy will be voted for the election of the below-listed nominees all of whom currently serve as Class II Directors, to continue such service as Class II Directors. Management has no reason to believe that either of the nominees will not be a candidate or will be unable to serve as a director. However, in the event that the nominees should become unable or unwilling to serve as directors, the form of proxy will be voted for the election of such persons as shall be designated by the Class I and Class III Directors.


                    CLASS II DIRECTOR NOMINEES TO SERVE UNTIL
                      THE 2005 ANNUAL MEETING, IF ELECTED:

                      Class II: New Term To Expire In 2005

Name                                Age           Year First Became A Director
----                                ---           ----------------------------

Barry W. Weiner                      51                       1977
John J. Delucca                      58                       1982

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


                     DIRECTORS WHO ARE CONTINUING IN OFFICE:


                         Class I: Term To Expire In 2004

Name                                Age           Year First Became A Director
----                                ---           ----------------------------
Shahram Rabbani                      49                       1976
Irwin C. Gerson                      72                       2001


                        Class III: Term To Expire In 2003

Name                                Age           Year First Became A Director
----                                ---           ----------------------------
Elazar Rabbani, Ph.D.                57                       1976
John B. Sias                         74                       1982

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

                                                           Year Became a
Name                                        Age             Director or            Position
----                                        ---          Executive Officer         --------
                                                         -----------------
Elazar Rabbani, Ph.D...................      57               1976                 Chairman of the Board of Directors
                                                                                   and Chief Executive Officer
Shahram K. Rabbani.....................      49               1976                 Chief Operating Officer, Treasurer,
                                                                                   Secretary and Director
Barry W. Weiner........................      51               1977                 President and Director
Dean Engelhardt, Ph.D..................      61               1981                 Executive Vice President
Norman E. Kelker, Ph.D.................      62               1981                 Senior Vice President
Herbert B. Bass........................      53               1995                 Vice President of Finance
Barbara E. Thalenfeld, Ph.D............      61               1995                 Vice President, Corporate Development
David C. Goldberg......................      44               1995                 Vice President, Business Development
John J. Delucca........................      58               1982                 Director
John B. Sias...........................      74               1982                 Director
Irwin C. Gerson........................      72               2001                 Director

Biographical Information Regarding Directors and Executive Officers

         ELAZAR RABBANI, PH.D., has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since the Company's inception in 1976 and has served as the Company's President from its inception to November 1996. Dr. Rabbani received his B.A. degree from New York University in Chemistry and his Ph.D. degree in Biochemistry from Columbia University. He is a member of the American Society for Microbiology. Elazar Rabbani is Shahram K. Rabbani's brother and Barry W. Weiner's brother-in-law.

         SHAHRAM K. RABBANI, has served as Chief Operating Officer and Secretary of the Company since November 1996, as Executive Vice President from September 1981 to November 1996 and as Vice President, Treasurer and a Director since the Company's inception in 1976. Mr. Shahram K. Rabbani received a B.A. degree in Chemistry from Adelphi University. Shahram Rabbani is Elazar Rabbani's brother and Barry W. Weiner's brother-in-law.

         BARRY W. WEINER, a Class II Director nominee, has served as President of the Company since November 1996 and as a Director of the Company since its inception in 1976. Mr. Weiner has served as Executive Vice President of the Company from September 1981 to November 1996, as a Vice President of the Company from the Company's inception to November 1996 and as Secretary of the Company from March 1980 to November 1996. He was employed by Colgate-Palmolive Company, New York, New York from August 1974 until March 1980, when he joined the Company on a full-time basis. Mr. Weiner received his B.A. degree in Economics from New York University and an M.B.A. from Boston University. Mr. Barry W. Weiner currently serves as a Class II Director whose term expires in 2002. Barry W. Weiner is the brother-in-law of Elazar Rabbani and Shahram K. Rabbani, both of whom are brothers.

         DEAN ENGELHARDT, PH.D., has served as Executive Vice President since July 13, 2000, as Senior Vice President since January 1989, and as Vice President since September 1981. Prior to joining the Company, he was an Associate Professor of Microbiology at Columbia University College of Physicians and Surgeons. He obtained his Ph.D. from Rockefeller University.

         NORMAN E. KELKER, PH.D., has been a Vice President of the Company since September 1981. Effective January 1, 1989, he was promoted to Senior Vice President. From 1975 until he joined the Company, Dr. Kelker was an Associate Professor in the Department of Microbiology of the New York University School of Medicine. He holds a Ph.D. from Michigan State University.

         HERBERT B. BASS is Vice President of Finance and has been with the Company since 1986. Prior to his position as Vice President of Finance, Mr. Bass was the Corporate Controller of the Company. From 1979 to 1986, Mr. Bass held various positions at Danziger & Friedman, Certified Public Accountants, the most recent of which was audit manager. For the preceding seven (7) years, he held various positions at Berenson & Berenson, C.P.A. Mr. Bass holds a Bachelor degree in Business Administration from Baruch College.

         BARBARA E. THALENFELD, PH.D., is Vice President of Corporate Development and has been with the Company since 1982. Prior to joining the Company, she held an NIH research fellowship at Columbia University. She received a Ph.D. from Hebrew University-Hadassah Medical Center and an M.S. from Yale University.

         DAVID C. GOLDBERG is Vice President of Business Development. Prior to joining the Company in 1985, he was employed at DuPont NEN Products. He received an M.S. from Rutgers University and an M.B.A. from New York University.

         JOHN J. DELUCCA, a Class II Director nominee, has been a Director of the Company since January 1982. Since January 1999, Mr. Delucca has been Chief Financial Officer and Executive Vice President-Finance and Administration of Coty, Inc. From October 1993 until January 1999, he was Senior Vice President and Treasurer of RJR Nabisco, Inc. From January 1992 until October 1993, he was the Chief Financial Officer and Managing Director of Hascoe Associates, Inc. From October 1, 1990 until January 1992, he served as President and Chief Financial Officer of The Lexington Group, Ltd. From September 1988 until September 1990, he has served as Senior Vice President-Finance of The Trump Group. From May 1986 until August 1988, he served as Senior Vice President-Finance at International Controls Corp. From February 1985 until May 1986, he was a Vice President and Treasurer of Textron, Inc. Prior to that he was a Vice President and Treasurer of the Avco Corporation, which was acquired by Textron. Mr. John J. Delucca currently serves as a Class II Director whose term expires in 2002.

         JOHN B. SIAS has been a Director of the Company since January 1982. Mr. Sias had been President and Chief Executive Officer of Chronicle Publishing Company from April 1993 to September 2000. From January 1986 until December 1992, Mr. Sias served as President of ABC Television Network Group and Executive Vice President, Capital Cities/ABC, Inc. Since 1991, he has been a director of California Investors Trust. From 1977 until April 1993 he was a director and the Executive Vice President, President of the Publishing Division (which includes Fairchild Publications) of Capital Cities Communications, Inc.

         IRWIN C. GERSON has been a director of the Company since May 23, 2001. From 1995 until December 1998, Mr. Gerson served as Chairman of Lowe McAdams Healthcare and prior thereto had been, since 1986, Chairman and Chief Executive Officer of William Douglas McAdams, Inc., one of the largest advertising agencies in the U.S. specializing in pharmaceutical marketing and communications to healthcare professionals. In February 2000, he was inducted into the Medical Advertising Hall of Fame. Mr. Gerson has a B.S. in Pharmacy from Fordham University and an MBA from the NYU Graduate School of Business Administration. He is a director of Andrx Corporation which specializes in proprietary drug delivery technologies, and Cytoclonal Pharmaceutics, Inc., a biopharmaceutical drug development company, both Nasdaq listed public companies, and Bio Sample Inc., a privately held corporation. In 1992, Mr. Gerson received an honorary Doctor of Humane Letters from the Albany College of Pharmacy. Mr. Gerson served as a Trustee of Long Island University, Chairman of The Council of Overseers -- Arnold and Marie Schwartz College of Pharmacy, member of the Board of Trustees of the Albany College of Pharmacy and, from 1967 through 1974, was a lecturer on sales management and pharmaceutical marketing at the Columbia College of Pharmacy. He is currently a director of the Lifetime Learning Society of Florida Atlantic University. Mr. Gerson also has served as a Member of the Board of Governors, American Association of Advertising Agencies, a Director and Chairman of Business Publications Audit, a Director of the Connecticut Grand Opera, and a Director of the Stamford Chamber Orchestra. Mr. Gerson previously served as a director of the foundation of Pharmacists and Corporate Americans for AIDS Education, the Pharmaceutical Advertising Council, the Nutrition Research Foundation and as a Trustee of the Chemotherapy Foundation. He was also on the boards of Penn Dixie Industries and Continental Steel Corporation.

Meetings of The Board of Directors

         During the fiscal year ended July 31, 2001, there were four (4) formal meetings of the Board of Directors, several actions by unanimous consent and several informal meetings. The Board of Directors has an Audit Committee and Stock Option Committee, each of which was organized in November 1982. During the fiscal year ended July 31, 2001, there was one (1) formal meeting of the Audit Committee and the Stock Option Committee had two (2) formal meetings. Each director of the Company attended at least 75% of all Board meetings during the fiscal year ended July 31, 2001.

Committees of The Board of Directors

         The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Irwin C. Gerson, John B. Sias and John J. Delucca (a Class II Director nominee).

         The Stock Option Committee has the plenary authority in its discretion to determine the purchase price of the Common Stock issuable upon the exercise of each option, to determine the employees to whom, and the time or times at which options shall be granted and the number of shares to be issuable upon the exercise of each option, to interpret the plans, to prescribe, amend and rescind rules and regulations relating to them, to determine the term and provisions of the respective option agreements and to make all other determinations deemed necessary or advisable for the administration of the plans. Its members are John
B. Sias and John J. Delucca (a Class II Director nominee).

         The Company does not have a formal Compensation Committee, Nominating Committee or Executive Committee of the Board of Directors.

Audit Committee Report

         In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended July 31, 2001:

         (1) The Audit Committee reviewed and discussed the audited financial statements with management.

         (2) The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

         (3) The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

         (4) The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held one (1) formal meeting during the fiscal year ended July 31, 2001.

         (5) Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10-K.

Independence of Audit Committee Members

         All three Audit Committee members are independent, as defined in the NYSE's listing standards.

Members of Audit Committee

     John J. Delucca
     Irwin C. Gerson
     John B. Sias

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such executive officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the Reporting Persons have complied with all applicable filing requirements.

Certain Relationship and Related Transactions

         Enzo Clinical Labs, Inc. ("Enzolabs"), a subsidiary of the Company, leases a facility located in Farmingdale, New York from Pari Management Corporation ("Pari"). Pari is owned equally by Elazar Rabbani, Ph.D., Shahram Rabbani and Barry Weiner and his wife, the officers and directors of Pari. The lease which commenced on December 20, 1989 and terminates on November 30, 2004 provides for a minimum net annual rent of $515,000 through December 31, 1996 and $818,250 for the period beginning January 1, 1997, subject to annual cost of living adjustments. During fiscal 2001, Enzolabs paid $1,055,000 (including $118,300 in real estate taxes) to Pari with respect to such facility. An amendment to the foregoing lease was effected on January 1, 2000, to provide for the lease of an additional 3,000 square feet by Enzolabs. As a result thereof, the minimum net annual rent for the period beginning January 1, 2000, subject to annual cost of living adjustments, is $95,140. The Company, which has guaranteed Enzolabs' obligations to Pari under the lease, believes that the lease terms are as favorable to the Company as would be available from an unaffiliated party.

           EXECUTIVE COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following summary compensation table sets forth the aggregate compensation paid by the Company to its chief executive officer and to the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended July 31, 2001 (each, a "Named Executive Officer") for services during the fiscal years ended July 31, 2001, 2000 and 1999:

Summary Compensation Table

                                                                                                 Long Term
                                                             Annual Compensation            Compensation Awards

     Name and                                                                               Securities Underlying
 Principal Position                      Year            Salary ($)        Bonus ($)          Options/SARs (#)
 ------------------                      ----            ----------        ---------          ----------------

Elazar Rabbani, Ph.D.,
   Chairman of the Board of Directors    2001            $344,307          $245,000               75,000
   and CEO                               2000            $301,091          $195,000                  -0-
                                         1999            $282,237          $145,000              110,000

Shahram K. Rabbani,
   Chief Operating Officer, Treasurer,   2001            $310,191          $230,000               75,000
   Secretary and Director                2000            $269,708          $170,000                  -0-
                                         1999            $251,996          $120,000              110,000

Barry W. Weiner,
   President and Director                2001            $310,191          $230,000               75,000
                                         2000            $269,708          $170,000                  -0-
                                         1999            $251,996          $120,000              110,000

Dean Engelhardt, Ph.D.,
   Executive Vice President              2001            $199,843           $50,000                5,000
                                         2000            $176,150           $40,000                5,000
                                         1999            $166,154           $30,000               15,000

Norman E. Kelker, Ph.D.,
   Senior Vice President                 2001            $160,498           $30,000                5,000
                                         2000            $148,075           $20,000                  -0-
                                         1999            $143,078           $15,000                  -0-

         The Company does not have a Compensation Committee or other board committee performing equivalent functions. During the fiscal year ended July 31, 2001, deliberations concerning executive officer compensation were made by the Company's Board of Directors, which board includes Elazar Rabbani, Ph.D. (Chairman of the Board and Chief Executive Officer of the Company), Shahram K. Rabbani (Chief Operating Officer, Secretary and Treasurer of the Company), Barry
W. Weiner (President of the Company and a Class II Director nominee), John J. Delucca (a Class II Director nominee), Irwin C. Gerson and John B. Sias.

Option/SAR Grants in Last Fiscal Year

                                                                                   Potential Realizable Value
                                                                                     At Assumed Annual Rates
                                                                                   of Stock Price Appreciation
Individual Grants                                                                        For Option Term
--------------------------------------------------------------------------------   ----------------------------
                                            Percent of
                                               Total
                               Number of    Options/SARs
                              Securities     Granted to  Exercise
                              Underlying     Employees   of Base
                              Option/SARs    in Fiscal    Price     Expiration
Name                          Granted (#)       Year     ($ / Sh)      Date        5% ($)         10% ($)
----                          -----------   ------------ --------   ----------     ------         -------

Elazar Rabbani, Ph.D.,
  Chairman of the Board of
  Directors and Chief
  Executive Officer             75,000        19.67%      $13.95     3/21/11       $657,981       $1,667,453

Shahram K. Rabbani,
  Chief Operating Officer,
  Treasurer, Secretary and
  Director                      75,000        19.67%      $13.95     3/21/11       $657,981       $1,667,453

Barry W. Weiner,
  President and Director        75,000        19.67%      $13.95     3/21/11       $657,981       $1,667,453

Dean Engelhardt, Ph.D.,
  Executive Vice President       5,000         1.31%      $13.95     3/21/11        $43,865         $111,164

Norman E. Kelker, Ph.D.,
  Senior Vice President          5,000         1.31%      $13.95     3/21/11        $43,865         $111,164


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

    The following table sets forth certain information with respect to stock option exercises by the Named Executive Officers and the Outside Directors of the Company's Board of Directors during the fiscal year ended July 31, 2001 and the value of unexercised options held by them at fiscal year-end.

                                                     Number of Unexercised          Value of Unexercised
                         Shares of                        Options at               In-the-Money Options at
                        Common Stock                   Fiscal Year End               Fiscal Year End (1)
                        Acquired on      Value         ---------------               -------------------
Name                    Exercise (#)  Realized($)  Exercisable  Unexercisable    Exercisable    Unexercisable
----                    ------------  -----------  -----------  -------------    -----------    -------------
Elazar Rabbani, Ph.D.       -0-           $ 0        441,603       119,625       $  6,827,500    $ 3,635,144
Shahram K. Rabbani          -0-           $ 0        441,603       119,625       $  6,827,500    $ 3,635,144
Barry W. Weiner             -0-           $ 0        366,207       119,625       $  5,572,951    $ 3,635,144
Dean Engelhardt, Ph.D.      -0-           $ 0         48,722        12,875       $    761,051    $   154,249
Norman E. Kelker, Ph.D.     -0-           $ 0         15,528         9,200       $    272,178    $   128,477
John B. Sias                -0-           $ 0         69,631        11,813       $    798,210    $     3,788
John J. Delucca             -0-           $ 0         25,331        11,813       $    538,481    $     3,788
Irwin C. Gerson             -0-           $ 0              0        15,000       $          0    $         0

--------------
(1) Market value of the underlying securities at fiscal year end minus the exercise price.

Employment Agreements

         Each of Mr. Barry Weiner, Mr. Shahram Rabbani and Dr. Elazar Rabbani (the "Executives") are parties to an employment agreement effective May 4, 1994 (the "Employment Agreement(s)") with the Company. Pursuant to the terms of their respective Employment Agreements, as amended, Messrs. Weiner and Rabbani and Dr. Rabbani are currently compensated at a base annual salary of $312,000, $280,000 and $280,000, respectively. Each Executive will also receive an annual bonus, the amount of which shall be determined by the Board of Directors in their discretion. Each Employment Agreement provides that, in the event of termination of the Executive for good reason or without cause (or, additionally, in the case of Dr. Rabbani, a nonrenewal), as such terms are defined therein, each Executive shall be entitled to receive: (a) a lump sum in an amount equal to three (3) years of the Executive's base annual salary; (b) a lump sum in an amount equal to the annual bonus paid by the Company to the Executive for the last fiscal year of the Company ending prior to the date of termination multiplied by three
(3); (c) insurance coverage for the Executive and his dependents, at the same level and at the same charges to the Executive as immediately prior to his termination, for a period of three (3) years following his termination from the Company; (d) all accrued obligations, as defined therein; and (e) with respect to each incentive pay plan (other than stock option or other equity plans) of the Company in which the Executive participated at the time of termination, an amount equal to the amount the Executive would have earned if he had continued employment for three (3) additional years. If the Executive is terminated by reason of his disability, he shall be entitled to receive, for three (3) years after such termination, his base annual salary less any amounts received under a long term disability plan. If the Executive is terminated by reason of his death, his legal representatives shall receive the balance of any remuneration due him. The term of each of the Executive's Employment Agreement, as amended, provides for a term expiring on May 4, 2002 and a renewal period of two (2) years, such renewal to occur automatically unless either the Company or the Executive terminates the Employment Agreement upon 180 days prior written notice.

Compensation of Directors

         Each director who is not otherwise an officer or an employee (such director being classified as an "Outside Director") of the Company, other than Irwin C. Gerson, received $18,000 in compensation for the fiscal year ended July 31, 2001. Under the Company's 1999 Stock Option Plan (the "1999 Plan"), on the date persons are first elected to serve as Outside Directors of the Company's Board of Directors, such persons shall receive options ("Initial Director Options") to purchase 15,000 shares of Common Stock of the Company, and will automatically receive options ("Automatic Director Options" and together with the Initial Director Options, the "Director Options") to purchase 7,500 shares of the Company's Common Stock immediately following the date of each annual meeting of the Company's shareholders, provided, however, that such persons did not receive Initial Director Options since the most recent grant of Automatic Director Options and continue to serve as directors of the Company's Board of Directors. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Company's Common Stock on the date of grant. Director Options shall become exercisable at the discretion of the Board of Directors, subject to acceleration in certain circumstances, and shall expire the earlier of ten (10) years after the date of grant or ninety (90) days after the termination of the director's service on the Board of Directors. During fiscal year 2001, two Outside Directors, John B. Sias and John J. Delucca, each received an option to purchase 7,875 shares of Common Stock. Upon the appointment of Irwin C. Gerson as an Outside Director on May 23, 2001, Mr. Gerson received Initial Director Options to purchase 15,000 shares of Common Stock.

Board of Directors Compensation Report

         The Company strives to apply a uniform philosophy to compensation for all of its employees, including the members of its senior management. This philosophy is based on the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives.

         The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the following principles, which are applicable to compensation decisions for all employees of the Company. The Company attempts to pay its executive officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

         During the last fiscal year, the compensation of executive officers consisted principally of salary and bonus and the Company granted stock options to its executive officers, additional grants of which may be made in the future. The cash portion of such program includes base salary and annual bonuses, which are awarded in the discretion of the Board of Directors. Salary levels have been set based upon historical levels, amounts being paid by comparable companies and performance. The Company's equity-based compensation consists of the award of discretionary stock options, which are designed to provide additional incentives to executive officers to maximize shareholder value. Through the use of extended vesting periods, the option program is designed to encourage executive officers to remain in the employ of the Company. In addition, because the exercise prices of such options are typically set at or above the fair market value of the stock on the date the option is granted, executive officers can only benefit from such options if the trading price of the Company's shares of Common Stock increases, thus aligning their financial interests directly with those of the shareholders.

         In consideration for Dr. Elazar Rabbani's services as Chairman of the Board of Directors and Chief Executive Officer of the Company for the fiscal year ended July 31, 2001, the Company paid Dr. Rabbani an annual salary of $344,307 and a bonus of $245,000 and granted Dr. Rabbani stock options to purchase 75,000 shares of the Company's Common Stock. Such compensation was determined pursuant to the Company's employment agreement with Dr. Rabbani and was based on the Board's view of Dr. Rabbani's successful performance as Chief Executive Officer. See "Employment Agreements."

401(k) Plan

         The Company has adopted a salary reduction profit sharing plan which is generally available to employees of the Company and any subsidiary of the Company. Officers and directors who are employees of the Company participate in the Plan on the same basis as other employees.

         The Plan permits voluntary contributions by employees in varying amounts up to 17% of annual earnings (not to exceed the maximum allowable in any calendar year which is $10,500 for 2001). Employee contributions are made by salary reduction under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and are excluded from taxable income of the employee. The Company may also contribute additional discretionary amounts as it may determine.

         All employees of the Company who are twenty-one (21) years or older and have been employed by the Company for a minimum of three (3) months are eligible to participate in the Plan. Employees who have more than 500 hours of service per service year, but less than 1,000 hours per service year, are still considered members of the Plan, but contribution allocations and vesting will not increase during such time.

         A participant's account is distributed to him upon retirement or termination of employment for any reason and in certain other limited situations. The amount of the Plan allocation attributable to the Company's discretionary contributions will vest in accordance with a schedule. To date, the Company has made no discretionary contributions to the Plan.

1993 Stock Option Plan

         Under the Company's 1993 Stock Option Plan (the "1993 Plan"), the Company's Board of Directors may grant incentive stock options ("ISOs") and non-qualified stock options ("NQSOs"), as those terms are defined by Section 422 of the Code, to selected key employees, directors, officers, consultants and advisors of the Company to purchase the Company's Common Stock. Options granted under the 1993 Plan generally vest no earlier than six (6) months after the date of grant and cannot be exercised later than the tenth (10th) anniversary date of the date of grant. When the optionee, however, holds more than 10% of all combined voting stock of the Company, ISOs granted under the 1993 Plan cannot be exercised later than the fifth (5th) anniversary date of the date of grant. The exercise prices of options granted under the 1993 Plan are set by the Board of Directors of the Company, or designated committee. In any event, however, ISOs granted under the 1993 Plan may not be exercisable at a price lower than the fair market value of the Company's Common Stock on the date such options are granted, and, when the optionee holds more than 10% of all combined voting stock of the Company, the exercise prices of such options may not be less than 110% of the fair market value of the Common Stock of the Company on the date of grant. ISOs granted under the 1993 Plan to any optionee which become exercisable for the first time in any one calendar year for shares of Common Stock of the Company with an aggregate fair market value, as of the respective date or dates of grant, of more than $100,000 shall be treated as NQSOs. During the fiscal year ended July 31, 2001, no options were granted to officer-directors of the Company. As of the Record Date, of the 1,823,000 shares reserved for issuance upon the exercise of options authorized for grant under the 1993 Plan, 52,042 shares of the Company's Common Stock remain available for issuance upon the exercise of options authorized for grant under the 1993 Plan.

1994 Stock Option Plan

         Under the Company's 1994 Stock Option Plan (the "1994 Plan"), the Company's Board of Directors may grant ISOs and NQSOs to selected key employees, directors, executive officers, consultants and advisors of the Company to purchase the Company's Common Stock. ISOs and NQSOs granted under the 1994 Plan generally vest no earlier than six (6) months after the date of grant and can be exercised no later than the tenth (10th) anniversary date of the date of grant. When the optionee, however, holds more than 10% of all combined voting stock of the Company, ISOs granted under the 1994 Plan can not be exercised later than the fifth (5th) anniversary date of the date of grant. The exercise prices of options granted under the 1994 Plan are set by the Board of Directors of the Company, or designated committee. In any event, however, ISOs granted under the 1994 Plan may not be exercisable at a price lower than the fair market value of the Company's Common Stock on the date such options are granted, and, when the optionee holds more than 10% of all combined voting stock of the Company, the exercise prices of such options may not be less than 110% of the fair market value of the Common Stock of the Company on the date of grant. ISOs granted under the 1994 Plan to any optionee which become exercisable for the first time in any one calendar year for shares of Common Stock of the Company with an aggregate fair market value, as of the respective date or dates of grant, of more than $100,000 shall be treated as NQSOs. The awards under the 1994 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. During the fiscal year ended July 31, 2001, no options to purchase shares of the Company's Common Stock were awarded under the 1994 Plan. As of the Record Date, of the 1,154,730 shares of the Company's Common Stock reserved for issuance upon the exercise of options authorized for grant under the 1994 Plan, no shares of the Company's Common Stock remain available for issuance upon the exercise of options authorized for grant under the 1994 Plan.

1999 Stock Option Plan

         Under the Company's 1999 Stock Option Plan (the "1999 Plan"), the Company's Board of Directors may grant ISOs and NQSOs to selected key employees, directors, executive officers, consultants and advisors of the Company to purchase the Company's Common Stock. ISOs and NQSOs granted under the 1999 Plan generally vest no earlier than six (6) months after the date of grant and can be exercised no later than the tenth (10th) anniversary date of the date of grant. When the optionee, however, holds more than 10% of all combined voting stock of the Company, ISOs granted under the 1999 Plan can not be exercised later than the fifth (5th) anniversary date of the date of grant. The exercise prices of options granted under the 1999 Plan are set by the Board of Directors of the Company, or designated committee. In any event, however, ISOs granted under the 1999 Plan may not be exercisable at a price lower than the fair market value of the Company's Common Stock on the date such options are granted, and, when the optionee holds more than 10% of all combined voting stock of the Company, the exercise prices of such options may not be less than 110% of the fair market value of the Common Stock of the Company on the date of grant. ISOs granted under the 1999 Plan to any optionee which become exercisable for the first time in any one calendar year for shares of Common Stock of the Company with an aggregate fair market value, as of the respective date or dates of grant, of more than $100,000 shall be treated as NQSOs. The awards under the 1999 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. During the fiscal year ended July 31, 2001, options to purchase up to 381,250 shares of the Company's Common Stock were awarded under the 1999 Plan. As of the Record Date, of the 964,399 shares of the Company's Common Stock reserved for issuance upon the exercise of options authorized for grant under the 1999 Plan, 137,423 shares of the Company's Common Stock remain available for issuance upon the exercise of options authorized for grant under the 1999 Plan.

Insurance for Indemnification of Directors and Officers

         The Company has in effect, with American International Companies ("AIG") under a policy effective January 22, 2001, and expiring on January 22, 2002, insurance covering all of its directors and officers and certain other employees of the Company against certain liabilities and reimbursing the Company for obligations which it incurs as a result of its indemnification of such directors, officers and employees. Such insurance has been obtained in accordance with the provisions of Section 726 of the Business Corporation Law of the State of New York. The annual premium is $215,500.

         This report has been provided by the Board of Directors of the Company.

                           Elazar Rabbani, Ph.D.
                           Shahram K. Rabbani
                           Barry W. Weiner
                           John J. Delucca
                           Irwin C. Gerson
                           John B. Sias

         The compensation report shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report.

Performance Graph

         The graph below compares the five-year cumulative shareholder total return based upon an initial $100 investment (assuming the reinvestment of dividends) for Enzo Biochem, Inc. shares of Common Stock with the comparable return for the New York Stock Exchange Market Value Index and two peer issuer indices selected on an industry basis. The two peer group indices include: (i) 64 biotechnology companies engaged in the research and development of diagnostic substances and (ii) 22 companies engaged in the medical laboratories business. All of the indices include only companies whose common stock has been registered under Section 12 of the Securities Exchange Act of 1934 for at least the time frame set forth in the graph.

         The total shareholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.


               Comparison of 5-Year Cumulative Total Return of the
            Company, Two Peer Group Indices and the NYSE Market Index

                                          1996          1997          1998          1999           2000          2001
                                          ----          ----          ----          ----           ----          ----

       ENZO BIOCHEM, INC.                100.00        108.62         85.12        143.07         386.21        191.53
       MEDICAL LABORATORIES              100.00         84.72         70.77         70.70         149.91        162.05
       NYSE MARKET INDEX                 100.00        146.28        169.56        191.84         198.59        193.87
       BIOTECHNOLOGY PEERS               100.00        106.03         89.25        110.88         219.89        182.59

                                   PROPOSAL 2
                AMENDMENT TO THE COMPANY'S 1999 STOCK OPTION PLAN

         At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the 1999 Plan to increase the number of shares of Common Stock reserved for issuance from 997,500 to 1,997,500. The Board of Directors believes that the proposed amendment to the 1999 Plan will help the Company attract and retain qualified officers, directors and key employees.

Description of the Proposed Amendment

         The Board of Directors believes that in order to attract and retain highly qualified officers, directors and key employees to the Company in the future, and to provide such officers, directors and employees with adequate incentives through their proprietary interest in the Company, it will be necessary to have a recognized means of offering them a potential equity stake in the Company. Until very recently, such incentives were given by offering stock options through the 1999 Plan. Now, however, almost all of the 997,500 shares which have been reserved for issuance in the form of options granted under the 1999 Plan have been used up. In order to continue to have this form of incentive compensation available, it is therefore necessary to either adopt a new option plan, or some other comparable plan, or to amend the 1999 Plan in order to make available more shares for future option grants. After considering a number of suggestions, the Board of Directors has approved this Proposal to amend the 1999 Plan to reserve an additional 1,000,000 shares of Common Stock for issuance in the form of options, thereby increasing the number of options available for grant from the current 997,500 to an aggregate of 1,997,500. The proposed amendment will not make any other changes to the current terms or conditions of the 1999 Plan, or of any options which have been or may be granted under the 1999 Plan. By means of this Proposal 2 the shareholders are being asked to approve this amendment to the 1999 Plan.

Amended 1999 Plan Benefits

         Option awards under the 1999 Plan may be granted at the discretion of the Board of Directors. Accordingly, it is not possible to determine in advance when or whether future option grants may be made under the 1999 Plan, or to whom such grants may be made. The following table sets forth information concerning awards made to certain individuals and groups during the fiscal year ended July 31, 2001 under the 1999 Plan. This information, however, may not be indicative of awards that will be granted under the 1999 Plan in the future.


                                                               Amended 1999 Plan Benefits(1)

                                                          Number of Shares
Name and Position                                      Underlying Stock Options     Dollar Value (2)
-----------------                                      ------------------------     ----------------

Elazar Rabbani, Ph.D.,
Chairman of the Board of Directors and CEO                      75,000                  $   841,500

Shahram K. Rabbani,
Chief Operating Officer, Treasurer, Secretary and
Director                                                        75,000                  $   841,500

Barry W. Weiner,
President and Director                                          75,000                  $   841,500

Dean Engelhardt, Ph.D.,
Executive Vice President                                         5,000                  $    56,100

Norman E. Kelker, Ph.D.,
Senior Vice President                                            5,000                  $    56,100

All Executive Officers as a Group                              248,000                  $ 2,782,560

All Non-Executive Directors as a Group                          30,750                     ($20,355)

                                                                  Amended 1999 Plan Benefits
                                                                        1999 Plan (1)

                                                          Number of Shares
Name and Position                                      Underlying Stock Options     Dollar Value (2)
-----------------                                      ------------------------     ----------------

All Other Employees as a Group                                 102,500                  $ 1,150,050

(1) Options vest twenty-five percent (25%) one (1) year after the date of grant and in 25% increments on the second, third and fourth anniversary of the date of grant.

(2) Market value of the underlying securities at fiscal year end minus the exercise price.

Summary of the 1999 Plan

         At the 1999 annual stockholder meeting, the stockholders of the Company approved the 1999 Plan, as adopted by the Board of Directors. In September 1998, the Company registered 950,000 shares of Common Stock issuable under the 1999 Plan with the Commission on a Registration Statement on Form S-8 pursuant to the Act. Due to the Company's issuance of a 5% stock dividend during the fiscal year ending July 31, 2001, the number of shares issuable under the 1999 Plan increased by 5% to 997,500. Under the Company's 1999 Stock Option Plan (the "1999 Plan"), the Company's Board of Directors may grant ISOs and NQSOs to selected key employees, directors, executive officers, consultants and advisors of the Company to purchase the Company's Common Stock. ISOs and NQSOs granted under the 1999 Plan generally vest no earlier than six (6) months after the date of grant and can be exercised no later than the tenth (10th) anniversary date of the date of grant. When the optionee, however, holds more than 10% of all combined voting stock of the Company, ISOs granted under the 1999 Plan can not be exercised later than the fifth (5th) anniversary date of the date of grant. The exercise prices of options granted under the 1999 Plan are set by the Board of Directors of the Company, or designated committee. In any event, however, ISOs granted under the 1999 Plan may not be exercisable at a price lower than the fair market value of the Company's Common Stock on the date such options are granted, and, when the optionee holds more than 10% of all combined voting stock of the Company, the exercise prices of such options may not be less than 110% of the fair market value of the Common Stock of the Company on the date of grant. ISOs granted under the 1999 Plan to any optionee which become exercisable for the first time in any one calendar year for shares of Common Stock of the Company with an aggregate fair market value, as of the respective date or dates of grant, of more than $100,000 shall be treated as NQSOs. The awards under the 1999 Plan are subject to restrictions on transferability, are forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the option agreement evidencing such option. During the fiscal year ended July 31, 2001, options to purchase up to 381,250 shares of the Company's Common Stock were awarded under the 1999 Plan. As of the Record Date, of the 964,399 shares of the Company's Common Stock reserved for issuance upon the exercise of options authorized for grant under the 1999 Plan, 137,423 shares of the Company's Common Stock remain available for issuance upon the exercise of options authorized for grant under the 1999 Plan.

Certain Federal Tax Information

         The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 1999 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOs

         In general, an optionee will not recognize compensation income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax because the difference between the exercise price and the fair market value of the stock on the date of exercise is alternative minimum taxable income.

         In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the "Grant Date") and (ii) one (1) year from the date the option was exercised (the "Exercise Date").

         However, an optionee will recognize compensation income in the year of the sale if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having owned it for less than (i) two (2) years from the Grant Date or (ii) one (1) year from the Exercise Date. Such a transfer is referred to as a "Disqualifying Disposition." The amount of the compensation income equals the difference between the option's exercise price and the stock's fair market value at the time of exercise (i.e., the bargain purchase element). This compensation income is added to the basis of the stock for purposes of determining the gain on the sale of the ISO stock. If the ISO stock is sold in a transaction in which a loss (if sustained) would be recognized, compensation income is limited to the excess, if any, of the amount realized on the sale over the adjusted basis of the ISO stock (i.e., the exercise price with adjustments, if any).

NQSOs

         As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

         With respect to the Common Stock issuable upon the exercise of an NQSO, an optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition. If the optionee has held the stock for more than one
(1) year, the gain or loss will be long-term capital gain or loss.

Tax Consequences to the Company

         The grant of ISOs and NQSOs under the 1999 Plan will have no tax consequences to the Company. The Company generally will be entitled to a business expense deduction with respect to any ordinary compensation income, including a Disqualifying Disposition or a Section 83(b) Election, upon the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 1999 PLAN AND THE RESERVATION OF 1,997,500 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS OTHERWISE SPECIFY IN THEIR PROXIES.

                                   PROPOSAL 3
                        APPROVAL OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP, as independent auditors, to audit the accounts of the Company for the fiscal year ending July 31, 2002. The Board of Directors approved the reappointment of Ernst & Young LLP (the firm resulting from the merger of Ernst & Whinney and Arthur Young & Company, which has been engaged as the Company's independent auditors since
1983). Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company or any of its affiliates other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

Audit Fees

         Ernst & Young LLP has billed the Company $125,000, in the aggregate, for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the Company's 2001 fiscal year and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the Company's 2001 fiscal year.

All Other Fees

         Ernst & Young LLP has billed the Company $41,800, in the aggregate, for professional services rendered by Ernst & Young LLP for all services other than those services covered in the section captioned "Audit Fees" for the Company's 2001 fiscal year. These other services include (i) tax planning and assistance with the preparation of returns and (ii) consultations on the effects of various accounting issues and changes in professional standards.

         In making its recommendations to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending July 31, 2002, the Audit Committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3 RELATING TO THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                     GENERAL

         The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the shareholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. In addition, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004, the Company's transfer agent, has been engaged to solicit proxies on behalf of the Company for a fee, excluding expenses, of approximately $5,000. Proxies may be solicited by mail, personal interview, telephone and telegraph.

         The Company will provide without charge to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended July 31, 2001 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to Shahram K. Rabbani, Secretary, Enzo Biochem, Inc., 60 Executive Boulevard, Farmingdale, New York 11735.


                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Shareholder Proposals. Proposals of shareholders intended to be presented at the Company's 2002 Annual Shareholder Meeting (i) must be received by the Company at its offices no later than Thursday, August 29, 2002 (91 days preceding the one year anniversary of the Mailing Date), (ii) may not exceed 500 words and (iii) must otherwise satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

         Discretionary Proposals. Shareholders intending to commence their own proxy solicitations and present proposals from the floor of the 2002 Annual Shareholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act of 1934, as amended, must notify the Company of such intentions before Monday October 14, 2002 (45 days preceding the one year anniversary of the Mailing Date). After such date, the Company's proxy in connection with the 2002 Annual Shareholder Meeting may confer discretionary authority on the Board to vote.

                                           By Order of the Board of Directors

                                           Shahram K. Rabbani, Secretary

Dated: November 28, 2001

                                      PROXY

                               ENZO BIOCHEM, INC.
               60 Executive Boulevard, Farmingdale, New York 11735

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Shahram K. Rabbani and Barry W. Weiner as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock of Enzo Biochem, Inc. held of record by the undersigned on November 26, 2001, at the Annual Meeting of Shareholders to be held on January 23, 2002 or any adjournment thereof.

PROPOSAL 1.  Election of Barry Weiner and John J. Delucca as Class II Directors.

             /_/ FOR all nominees                    /_/ WITHHOLDING AUTHORITY
             (except as marked to the                    as to all nominees
              contrary below)

             (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

             Withheld for: ___________________________________________

PROPOSAL 2.  To approve an amendment to the Company's 1999 Stock Option
             Plan increasing the number of options available for grant by 1,000,000, from 997,500 to 1,997,500 options, and the number shares of common stock, $.01 par value per share (the "Common Stock"), of the Company reserved for issuance thereunder by 1,000,000 from 997,500 to 1,997,500 shares of Common Stock.

             /_/ FOR                    /_/ AGAINST               /_/ ABSTAIN

PROPOSAL 3.  Ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending July 31, 2002.

             /_/ FOR                    /_/ AGAINST               /_/ ABSTAIN


             In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

         PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES OF COMMON STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                   Dated:_____________________________, 2001 / 2002 (circle one)

                   Signature:____________________________________________

                   Signature if held jointly:____________________________

                   (When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)